UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

BIORESTORATIVE THERAPIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies: not applicable

2)	Aggregate number of securities to which transaction applies: not applicable

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

not applicable

4)	Proposed maximum aggregate value of transaction: not applicable

5)	Total fee paid: not applicable

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

BIORESTORATIVE THERAPIES, INC.
40 Marcus Drive, Suite One
Melville, New York 11747

NOTICE OF SPECIAL MEETING OF sTOCKholders
TO BE HELD ON MAY 26, 2026

To the Stockholders of BioRestorative Therapies, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of BioRestorative Therapies, Inc., a Nevada corporation (the “Company”), will be held on May 26, 2026 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 10:00 a.m., local time, for the following purposes:

  To amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 1,500,000,000, as discussed in the Company’s proxy statement.

  To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve the foregoing proposal.

No other business may be conducted at the meeting except as required by law.

Only stockholders of record at the close of business on April 6, 2026 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record and beneficial owners, unless they have directed us to provide the materials in a different manner. The Notice provides instructions on how to access and review all of the important information contained in the proxy statement, as well as how to submit a proxy by telephone or over the Internet. If you receive the Notice and would still like to receive a printed copy of our proxy materials, instructions for requesting these materials are included in the Notice. The Company plans to mail the Notice to stockholders by April 13, 2026. The proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2026, are available electronically to the Company’s stockholders of record as of the close of business on April 6, 2026 at www.proxyvote.com.
Lance Alstodt
Chief Executive Officer

Melville, New York
April 13, 2026

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR YOUR ENCLOSED PROXY CARD. ANY Stockholder MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

BIORESTORATIVE THERAPIES, INC.
40 Marcus Drive, Suite One
Melville, New York 11747
____________________________

PROXY STATEMENT
____________________________

SOLICITING, VOTING AND REVOCABILITY OF PROXY
This proxy statement is being mailed and made available to all stockholders of record at the close of business on April 6, 2026 in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting of Stockholders to be held on May 26, 2026 at 10:00 a.m., local time, or any adjournment thereof. Proxy materials for the Special Meeting of Stockholders will be mailed and made available to stockholders on or about April 13, 2026.
All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:
(i)
FOR the proposal to amend our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 1,500,000,000, as discussed in this proxy statement.

(ii)
FOR the proposal to adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve the foregoing proposal.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. Proposal 1 is considered a routine matter.  Proposal 2 is considered a “non-routine” matter and therefore may not be voted on by your bank or broker absent specific instructions from you. Please instruct your bank or broker so your vote can be counted.

The total number of shares of common stock outstanding and entitled to vote as of the close of business on April 6, 2026 was ________.  The shares of common stock are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.  The holders of one-third of the shares of common stock outstanding as of the close of business on April 6, 2026, or  _________ shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.
Stockholders may expressly abstain from voting on Proposals 1 and 2 by so indicating on the proxy. Abstentions are counted as present in the tabulation of votes on Proposals 1 and 2.  Since each of Proposals 1 and 2 requires the affirmative approval of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 40 Marcus Drive, Suite One, Melville, New York 11747, Attention: Corporate Secretary. Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.
The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, fax, email or text without special compensation.

Security ownership of Certain beneficial
Owners and management
The following table sets forth certain information regarding the beneficial ownership of our common stock, as of April 6, 2026, known by us, through transfer agent records, to be held by: (i) each director, (ii) each person listed as a named executive officer in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, (iii) each person who beneficially owns more than 5% of the shares of common stock outstanding as of April 6, 2026; and (iv) all of our directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To our knowledge, and unless otherwise indicated, each shareholder has sole voting power and investment power over the shares listed as beneficially owned by such shareholder, subject to community property laws where applicable. Percentage ownership is based on __________ shares of common stock outstanding as of April 6, 2026.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Approximate Percent of Class
Directors and Executive Officers
Lance Alstodt (1)	1,520,217	(2)	__	%
Francisco Silva	1,463,606	(3)	__	%
Robert Kristal(1)	441,773	(4)	__	%
Nickolay Kukekov	189,542	(5)	*
Patrick F. Williams	174,796	(5)	*
David Rosa	174,796	(5)	*
All directors and executive officers as a group (6 persons)	3,964,730	(6)	__	%
Certain Beneficial Owners
Alta Partners LLC (7)	1,787,163	(8)	__	%
Auctus Fund, LLC(9)
Auctus Fund Management LLC(9)
Alfred Sollami(9)
Louis Posner(9)	2,670,211	(10)	__	%

*	Less than 1%

(1)	Address is c/o BioRestorative Therapies, Inc., 40 Marcus Drive, Suite One, Melville, New York 11747.

(2)	Includes 1,332,720 shares of common stock issuable upon the exercise of options and warrants that are exercisable currently or within 60 days.

(3)
Includes 1,280,086 shares of common stock issuable upon the exercise of options and warrants that are exercisable currently or within 60 days and 12,136 shares of common stock held by Mr. Silva in a retirement account.

(4)	Includes 433,779 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(5)	Represents shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(6)	Includes 3,585,719 shares of common stock issuable upon the exercise of options and warrants that are exercisable currently or within 60 days.

(7)	Address is 1205 Franklin Avenue, Garden City, New York

(8)	Based upon Schedule 13G filed with the Securities and Exchange Commission (the “SEC”). Excludes shares underlying warrants which are not exercisable.

(9)	Address is 545 Boylston Street, 2nd Floor, Boston, Massachusetts 02116.

(10)
Based upon Amendment No. 6 to Schedule 13G filed with the SEC, other filings made with the SEC and otherwise known to us. Auctus holds warrants for the purchase of up to 3,042,256 shares of our common stock. However, such warrants are not exercisable for the purchase of our common stock, to the extent Auctus would beneficially own, after such exercise, more than 9.99% (or, with respect to certain of the warrants, 4.99%) of our outstanding shares of common stock. Auctus has advised that, as of March 23, 2026, it owned 1,419,536 shares of common stock, which represented approximately 5.6% of the then 25,478,170 outstanding shares of common stock. Based upon the foregoing, as of March 23, 2026, Auctus’ warrants were exercisable for the purchase of 1,250,675 shares of common stock. Without the beneficial limitation discussed above, Auctus would have beneficial ownership of 4,461,792 shares of common stock.

PROPOSAL 1: AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has adopted resolutions approving and submitting to a vote of the stockholders an amendment to Article IV of our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 1,500,000,000, as discussed in this proxy statement.

Our Board of Directors believes that the availability of additional authorized shares of common stock will provide us with the flexibility in the future to issue shares of our common stock (i) for general corporate purposes, including raising additional capital in connection with our clinical trials and other business initiatives as discussed below, (ii) in connection with present and future employee benefit programs, (iii) in connection with the establishment of reserves with regard to the conversion of options, warrants, preferred stock and indebtedness, and (iv) in connection with acquisitions of companies or assets. We have no definitive plans, arrangements or understandings, whether written or oral, to issue any of the common stock that will be newly available following the approval of this proposal by our stockholders except as discussed below.

Our Board of Directors will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before the issuance of the additional shares of our common stock authorized under our Amended and Restated Articles of Incorporation, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of any stock market or exchange on which our common stock may then be listed.

Our Amended and Restated Articles of Incorporation currently authorizes the issuance of 75,000,000 shares of common stock, par value $0.0001 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share. As of March 31, 2026, there were 25,478,170 shares of common stock outstanding and no shares of preferred stock outstanding. In addition, as of March 31, 2026, 24,994,143 shares of common stock were issuable upon the exercise of outstanding options and warrants.

If the increase in the number of authorized shares of common stock is approved by our stockholders, we intend to seek to raise additional capital through the issuance of our common stock and/or securities exercisable or exchangeable for, or convertible into, our common stock in one or more private placement transactions or public offerings.  We intend to use the proceeds of any such transaction in connection with our clinical trials with respect to BRTX-100, our lead product candidate, pre-clinical research and development with regard to our metabolic ThermoStem Program, the development of our biocosmeceuticals platform and for general corporate and working capital purposes.  There are no definitive agreements, arrangements or understandings in place with regard to any such private placements or public offerings and no assurances can be given that any such transactions or offerings will be consummated on commercially reasonable terms or otherwise.  The foregoing is not an offering to sell our securities or a solicitation of an offer to purchase our securities.  Any such offering will be made pursuant to a separate offering document.

Our common stock is currently traded on the Nasdaq Capital Market of The Nasdaq Stock Market (“Nasdaq”).  In order for us to continue to list our common stock on Nasdaq, we must fulfill certain continued listing requirements, including that the bid price for our common stock equal or exceed $1.00 per share.

On March 26, 2026, we received a notice from Nasdaq that we are not in compliance with the continued listing requirement of $1.00 per share minimum bid price.  We will have 180 calendar days from the date of the notice, or until September 22, 2026, to regain compliance by maintaining a minimum bid price of $1.00 or more for at least ten consecutive trading days.  If we fail to meet such requirement within the initial 180 day period, Nasdaq may, under certain circumstances, grant a 180 day extension.

We are considering various alternatives in order to satisfy the continued listing requirement with regard to minimum bid price.

No assurance can be given that, even if we satisfy the above continued listing requirement as to minimum bid price, we will be able to continue to satisfy the Nasdaq requirements for continued listing.

Although our Board has no current plans to utilize the additional authorized shares of common stock to entrench present management, it may, in the future, be able to use the additional common stock as a defensive tactic against hostile takeover attempts. The authorization of such additional common stock will have no current anti-takeover effect. No hostile takeover attempts are, to our management’s knowledge, currently threatened. There are no provisions in our Amended and Restated Articles of Incorporation or bylaws or other material agreements to which we are a party that would, in our management’s judgment, have a significant anti-takeover effect; however, our Amended and Restated Articles of Incorporation provides for a classified Board of Directors and our bylaws contain certain advance notification requirements for nominations of persons for election to our Board and proposals by stockholders at our annual meeting of stockholders.  In addition, as indicated above, we are authorized to issue up to 20,000,000 shares of preferred stock (less the 1,398,158 shares of preferred stock previously issued).  Although our Board has no current plans to utilize the shares of preferred stock to entrench present management, it may, in the future, be able to use the preferred stock as a defensive tactic against hostile takeover attempts.  Further, our Amended and Restated Articles of Incorporation and by-laws contain certain provisions that may delay or prevent takeover attempts. Such provisions include the requirement that special meetings of our stockholders be called only by our Board of Directors or the Chairman of the Board, stockholders are not permitted to act by written consent unless otherwise approved by our Board of Directors, and supermajority voting requirements to remove members of our Board of Directors, amend our by-laws and amend certain provisions of our Amended and Restated Articles of Incorporation.

The relative rights and limitations of the common stock would remain unchanged under the amendment. Our stockholders do not currently possess, nor upon the approval of the proposed authorized share increase will they acquire, preemptive rights, that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, our securities. Therefore, the proposed increase in authorized shares of common stock could result in the dilution of the ownership interest of existing stockholders upon future issuances.

Vote Required
The approval of the amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the proposed amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 1,500,000,000, as discussed in this proxy statement.

PROPOSAL 2:  ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES
Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the foregoing Proposal 1. If this proposal is approved, the meeting could be successively adjourned to any date. In accordance with our bylaws, a vote on adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the foregoing Proposal 1 may be taken in the absence of a quorum. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the foregoing Proposal 1 is approved at the meeting.  If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.
Vote Required
The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.
Recommendation
The Board of Directors recommends that stockholders vote FOR adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the foregoing Proposal 1.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”).

The following information from our Form 10-K, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

●         “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Item 7 thereof;

●         our audited consolidated financial statements as of December 31, 2025 and 2024 and for the years then ended, included in Item 8 thereof (found following Item 16 thereof); and

●         “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” included in Item 9 thereof.

Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

It is not expected that a representative of CBIZ CPAs P.C., our independent registered public accounting firm, will attend the meeting.

Lance Alstodt
Chief Executive Officer

Melville, New York
April 13, 2026

BioRestorative Therapies, Inc. 40 Marcus Drive Melville, New York 11747
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
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             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

   DETACH AND RETURN THIS PORTION ONLY

BioRestorative Therapies, Inc.

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
  To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 75,000,000 to 1,500,000,000.

	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2.To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve the foregoing proposal.
	□	□	□

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSALS 1 AND 2. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

   Signature [Please Sign Within Box]       Date
                                  Signature (Joint Owners)
                                    Date

SPECIAL MEETING OF STOCKholders OF

BioRestorative Therapies, Inc.

May 26, 2026

Please date, sign and mail
your proxy card in the
envelope provided
as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement and the Company's Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided.
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BioRestorative Therapies, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Lance Alstodt as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the shares of common stock of BioRestorative Therapies, Inc. held of record by the undersigned at the close of business on April 6, 2026 at the Special Meeting of Stockholders to be held on May 26, 2026 or any adjournment thereof.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON MAY 25, 2026.

(Continued and to be signed on the reverse side)